UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

January 26, 2011
(Date of earliest event reported)

IVAX Diagnostics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

2140 North Miami Avenue Miami, Florida		33127
(Address of principal executive offices)		(Zip Code)

(305) 324-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 26, 2011, IVAX Diagnostics, Inc. (the “Company”) issued a press release announcing that it has received clearance from the United States Food and Drug Administration on the 510(k) premarket submission that the Company had filed for the Mago® 4S, the Company’s next-generation fully-automated Enzyme-linked Immunosorbent Assay (ELISA) and Immunofluorescence Assay (IFA) instrumentation system for autoimmune and infectious disease testing.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit 99.1 – Press Release dated January 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX DIAGNOSTICS, INC.

Dated: January 26, 2011	By:	/s/ Arthur R. Levine
Arthur R. Levine
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 26, 2011